Long-term Investment	9 Months Ended
Sep. 30, 2013
Notes To Unaudited Interim Condensed Consolidated Financial Statements
Long Term Investment

7. Long-term Investment

During the year ended December 31, 2009, the Company invested $50,000 in a five-year Floating Rate Note issued by HSBC Bank Middle East Limited, which is recorded in the consolidated balance sheet at amortized cost as the Company intends to hold the investment until its maturity on October 14, 2014. The Company receives interest on a quarterly basis, based on the three-month U.S. dollar LIBOR plus a margin of 1.5%. The fair market value of the Floating Rate Note as of September 30, 2013 was approximately $50,150, which was equal to the exit price the Company would receive from the relevant bank, based on an indicative bid price from the relevant bank. Subject to certain conditions, the Company may borrow up to 80% of the Floating Rate Note amount.